Exhibit 99.1

CONTACT:

Tierney Saccavino

(917) 783-0251

tsaccavino@acorda.com

FOR IMMEDIATE RELEASE

Acorda Therapeutics Announces Adjournment of Special Meeting of Stockholders

Scheduled to Reconvene November 11, 2022 at 9:00 a.m. Eastern Time at the Company’s Headquarters to Vote on Proposal Two

PEARL RIVER, NY – November 4, 2022 – Acorda Therapeutics, Inc. (Nasdaq: ACOR) convened its Special Meeting of Stockholders on November 4, 2022, and a proposal to adjourn the meeting was approved in order to provide stockholders with additional time to vote on Proposal Two, Reverse Stock Split. The Special Meeting will be reconvened on November 11, 2022 at 9:00 a.m. Eastern Time at the Company’s offices located at Two Blue Hill Plaza, 3rd Floor, Pearl River, New York 10965. The sole matter of business before the reconvened Special Meeting will be to approve Proposal Two, the Reverse Stock Split.

Stockholders have thus far strongly supported Proposal Two. At the time the meeting was convened on November 4, 2022, over 49% of the outstanding shares had been voted FOR the proposal, over twice as many shares than against the proposal. However, the favorable votes were slightly less than the absolute majority of all outstanding shares on the record date needed for approval. Proposal Three, allowing the Special Meeting to be adjourned, was approved at the Special Meeting. Both of these proposals are described in the Company’s proxy statement for the Special Meeting, which was filed with the Securities and Exchange Commission on September 22, 2022, and the supplement to the proxy statement filed on October 7, 2022.

The record date for determining stockholders eligible to vote on Proposal Two at the reconvened Special Meeting remains September 9, 2022.

Acorda strongly encourages any eligible stockholder that has not yet voted their shares, or provided voting instructions to their broker or other record holder, to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to change their vote.

How Stockholders Can Vote:

Stockholders are encouraged to cast their vote promptly FOR the Reverse Stock Split proposal without further delay.

By phone: Call 1-800-967-5051, Monday—Friday 9am to 10pm ET; Saturday 10am—6pm ET. If you call after hours, leave a message and the call center will call you back the next day.

Online: www.proxyvote.com Please have the control number that was sent to you in the mail.

Mail: Sign, date, and return your proxy card in the postage-paid, stamped envelope provided.

If you have questions or need assistance voting your shares, please contact D.F. King & Co., Inc. toll free at 1-800-967-5051 or via email at ACOR@dfking.com.

Additional Information and Where to Find It

On September 22, 2022, the Company filed the Notice of Special Meeting and Proxy Statement (the “Proxy Statement”) and definitive form of proxy card with the United States Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. On October 7, 2022, the Company filed a Supplement to the Proxy Statement (the “Supplement”). Investors and stockholders are strongly encouraged to read the Proxy Statement and Supplement, the accompanying proxy card, and other documents filed by the Company in their entirety, as they contain important information.

We urge Stockholders to review the Proxy Statement. Stockholders can obtain copies of the Proxy Statement, Supplement, any other amendments or supplements to the Proxy Statement, and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge on the Investors section of our website at www.acorda.com. You may also obtain additional copies of the Proxy Statement and other proxy solicitation materials by contacting our proxy solicitor, D.F. King & Co., Inc., as directed above.

About Acorda Therapeutics

Acorda Therapeutics develops therapies to restore function and improve the lives of people with neurological disorders. INBRIJA® is approved for intermittent treatment of OFF episodes in adults with Parkinson’s disease treated with carbidopa/levodopa. INBRIJA is not to be used by patients who take or have taken a nonselective monoamine oxidase inhibitor such as phenelzine or tranylcypromine within the last two weeks. INBRIJA utilizes Acorda’s innovative ARCUS® pulmonary delivery system, a technology platform designed to deliver medication through inhalation. Acorda also markets the branded AMPYRA® (dalfampridine) Extended Release Tablets, 10 mg.

Forward-Looking Statements

This press release includes forward-looking statements. All statements, other than statements of historical facts, regarding management’s expectations, beliefs, goals, plans or prospects should be considered forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including: we may not be able to successfully market AMPYRA, INBRIJA or any other products under development; the COVID-19 pandemic, including related restrictions on in-person interactions and travel, and the potential for illness, quarantines and vaccine mandates affecting our management, employees or consultants or those that work for other companies we rely upon, could have a material adverse effect on our business operations or product sales; our ability to attract and retain key management and other personnel, or maintain access to expert advisors; our ability to raise additional funds to finance our operations, repay outstanding indebtedness or satisfy other obligations, and our ability to control our costs or reduce planned expenditures; risks associated with the trading of our common stock and our credit agreements, including the potential delisting of our common stock from the Nasdaq Global Select Market which could result in a default under the indenture dated as of December 23, 2019 for Acorda’s 6.00% convertible senior secured notes, and could prevent the implementation of our business plan, and the success of actions that we may take, such as a reverse stock split, in order to attempt to maintain such listing and avoid a default; risks related to the successful implementation of our business plan, including the accuracy of its key assumptions; risks related to our corporate restructurings, including our ability to outsource certain operations, realize expected cost savings and maintain the workforce needed for continued operations; risks associated with complex, regulated manufacturing processes for pharmaceuticals, which could affect whether we have sufficient commercial supply of INBRIJA or AMPYRA to meet market demand; our reliance on third-party manufacturers for the timely production of commercial supplies of INBRIJA and AMPYRA; third-party payers (including governmental agencies) may not reimburse for the use of INBRIJA or AMPYRA at acceptable rates or at all and may impose restrictive prior authorization requirements that limit or block prescriptions; reliance on collaborators and distributors to commercialize INBRIJA and AMPYRA outside the U.S.; our ability to satisfy our obligations to distributors and collaboration partners outside the U.S. relating to commercialization and supply of INBRIJA and AMPYRA; competition for INBRIJA and AMPYRA, including increasing competition and accompanying loss of revenues in the U.S. from generic versions of AMPYRA (dalfampridine) following our loss of patent exclusivity; the ability to realize the benefits anticipated from acquisitions because, among other reasons, acquired development programs are generally subject to all the risks inherent in the drug development process and our knowledge of the risks specifically relevant to acquired programs generally improves over time; the risk of unfavorable results from future studies of INBRIJA (levodopa inhalation powder) or from other research and development programs, or any other acquired or in-licensed programs; the occurrence of adverse safety events with our products; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class-action litigation; failure to protect our intellectual property, to defend against the intellectual property claims of others or to obtain third-party intellectual property licenses needed for the commercialization of our products; and failure to comply with regulatory requirements could result in adverse action by regulatory agencies.

These and other risks are described in greater detail in our filings with the Securities and Exchange Commission. We may not actually achieve the goals or plans described in our forward-looking statements, and investors should not place undue reliance on these statements. Forward-looking statements made in this press release are made only as of the date hereof, and we disclaim any intent or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, except as may be required by law.

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